EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
EVENTS AFTER THE REPORTING PERIOD	EVENTS AFTER THE REPORTING PERIOD
Appointment of new Chief Financial Officer and equity award
On January 9, 2025, VEON announced the appointment of Burak Ozer as Group Chief Financial Officer (Group CFO), effective January 9, 2025. Burak will succeed Joop Brakenhoff, who will continue to serve VEON as an Advisor to the Group CEO. On April 2, 2025, a service based one-off equity award of 250,000 shares was granted to Burak Ozer under the 2021 Deferred Share Plan. The award will be vested 50% on March 31, 2026 and the remain 50% on March 31, 2027.
Signing the business combination agreement with Cohen Circle to list Kyivstar on Nasdaq
On January 13, 2025, VEON and Cohen Circle Acquisition Corp. I (“Cohen Circle”), a special purpose acquisition company, announced the signing of a letter of intent (“LOI”) to enter into a business combination with the aim of indirectly listing Kyivstar on the Nasdaq in the United States. The LOI will enable VEON and Cohen Circle to explore a business combination between VEON Holdings B.V. and Cohen Circle with the aim of indirectly listing Kyivstar, a wholly owned subsidiary of VEON Holdings, on Nasdaq. VEON will continue to hold a majority stake in such publicly listed entity.
On March 18, 2025, certain subsidiaries of VEON and Cohen Circle entered into a business combination agreement (the “BCA”). Pursuant to the terms of the BCA, (a) VEON Amsterdam will sell VEON Holdings B.V., which includes Kyivstar and its subsidiaries, to Kyivstar Group Ltd., a newly incorporated Bermudan company (“Kyivstar Group”), in exchange for common shares of Kyivstar Group and a loan note equal to the amount of funds held in Cohen Circle’s trust account, as of the time immediately before the closing of the business combination (after taking into account any funds which have been withdrawn from the trust account to pay those shareholders of Cohen Circle who have elected to have their shares redeemed prior to closing) plus any proceeds raised in a private placement financing in connection with the business combination prior to the time of closing and (b) Cohen Circle will merge with a subsidiary of Kyivstar Group, and Cohen Circle shall survive as a wholly owned subsidiary of Kyivstar Group. Following the completion of the business combination, it is expected that the common shares and warrants of Kyivstar Group, the parent company of Kyivstar, are expected to be listed on Nasdaq under the ticker symbols KYIV and KYIVW, respectively. The Kyivstar Listing is expected to occur in third quarter of 2025 and is subject to the approval of Cohen Circle’s shareholders and other customary closing conditions. Following the completion of the business combination, VEON is expected to continue to hold a majority stake in Kyivstar Group.
On April 8, 2025, VEON further announced it had successfully completion the reorganization of VEON Holdings B.V. and finalized its consent solicitation process, first announced on January 13, 2025. These steps pave the way for the proposed business combination with Cohen Circle, which is expected to lead to the common shares and warrants of Kyivstar Group, being listed on Nasdaq.
The reorganization involved a legal demerger in the Netherlands, as a result of which VEON Holdings B.V. is now focused solely on Kyivstar and related assets. VEON’s other core businesses have been transferred to newly formed Dutch entities.
Unanimous Support from Noteholders Voting in Consent Solicitation
On January 30, 2025, VEON announced, the successful completion of a bond consent solicitation process undertaken by VEON Holdings (the “Issuer”). Pursuant to this consent solicitation process, VEON secured approval from holders of its 2027 bonds (ISIN: Reg S: XS2824764521/ Rule 144A: XS2824766146) to substitute VEON Midco B.V. for the Issuer and to make certain other amendments to the terms and conditions of the Issuer’s Senior Unsecured Notes due November 25, 2027. At the January 30, 2025 meeting, 95.83% of the bonds were represented, and the proposal received unanimous support.
VEON appoints new members to the Group Executive Committee
On January 16, 2025, VEON announced the additional appointment to its GEC by appointing two operating company CEOs, Aamir Ibrahim, CEO of Jazz and the Chair of Mobilink Bank in Pakistan, an Yevgen Nastradin, CEO of Beeline Kazakhstan, effective January 1, 2025, in addition to their country CEO responsibilities.
KaR-Tel Limited Liability Partnership credit facilities
On January 29, 2025, KaR-Tel Limited Liability Partnership ("KaR-Tel") signed a new bilateral credit facility agreement with Forte Bank JSC of KZT 22.5 billion (US$43) with a maturity of 5 years. The interest rate on this facility is National Bank of Kazakhstan base rate plus 4%, with the interest being fixed until maturity for each tranche drawn under the facility.
VEON’s Kyivstar Expands Digital Portfolio with Acquisition of Uklon, Ukraine’s Top Ride-Hailing Business
On March 19, 2025, VEON announced its wholly-owned subsidiary JSC Kyivstar (“Kyivstar”) had signed an agreement to acquire Uklon group (“Uklon”), a leading Ukrainian ride-hailing and delivery platform. Upon closing of the deal, Kyivstar will acquire 97% of Uklon shares for a total consideration of US$155. The agreement was subject to customary closing conditions and approvals that were obtained on April 2, 2025 and the acquisition was completed. The initial purchase price accounting has not yet been completed at the date of the financial statements and as such, the estimated financial impact of this transaction is not yet available.
VEON to Proceed with Share Buyback Program
On March 20, 2025, VEON announced that it will shortly commence the second phase of its previously announced share buyback program with respect to the Company’s American Depositary Shares (“ADS”). This second phase of the buyback will be in the amount of up to US$35. The second phase of the share buyback program is being launched after completion of the US$30 first phase on January 27, 2025. VEON’s Board of Directors approved a share buyback program of up to US$100 on July 31, 2024 (refers to the Note 1).
VEON Returns to Capital Markets with Successful Syndication of US$210 Term Loan
On March 27, 2025, VEON announced the successful syndication of a 24 months , US$210 senior unsecured term loan under a new facility agreement from a consortium of international lenders, including ICBC Standard Bank and leading Gulf Cooperation Council “GCC” banks. The facility will bear interest at term SOFR plus 425 bps. As of the date of this Annual Report on Form 20-F, the facility is fully drawn, following receipt of US$210 of funds in early April 2025.
Sale of stake in Beeline Kyrgyzstan
The Government of Kyrgyzstan expressed its intention to exercise its preemption right in relation to the transaction discussed in Note 10 before the Kyrgyzstan SPA expiration on March 31, 2025. In accordance with applicable law, VEON and the Government of Kyrgyzstan have entered into negotiations of the terms of the sale of VEON’s stake in Beeline Kyrgyzstan. Given this development, management is still committed to selling its in stake in Beeline Kyrgyzstan and negotiations are ongoing.
VEON Announces 2025 AGM and Board Nominees
On March 31, 2025 VEON announced that its Board of Directors (the “Board”) has set the date for the Company’s 2025 Annual General Meeting of Shareholders (the “AGM”) for May 8, 2025.
VEON Board and its Remuneration and Governance Committee recommended VEON’s seven current Board members for re-election at the AGM, including among them five nominees by statutory requisition from shareholders holding in excess of 5% of our issued share capital. The recommended nominees are Augie K Fabela II, Andrei Gusev, Sir Brandon Lewis, Duncan Perry, the 70th U.S. Secretary of State Michael R. Pompeo, Michiel Soeting, and Kaan Terzioglu, the Company’s current CEO.